IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND OTHER MATTERS

TRANSAMERICA SERIES TRUST

Transamerica BNP Paribas Large Cap Growth VP

Transamerica Hanlon Income VP

Supplement to the Currently Effective Prospectus, Summary Prospectuses and Statement of

Additional Information

* * *

Transamerica BNP Paribas Large Cap Growth VP

Effective on or about May 1, 2014, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with BNP Paribas Asset Management, Inc. (“BNP”) with respect to Transamerica BNP Paribas Large Cap Growth VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with Torray LLC (“Torray”) with respect to the portfolio. An information statement will be mailed to portfolio shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the portfolio’s investment objective, principal investment strategies (including the portfolio’s 80% investment policy) and principal risks, as well as the portfolio’s name, will change. The portfolio will also have a lower advisory fee schedule. These changes are described below.

The portfolio’s investment adviser, TAM, will remain the same.

Effective on or about May 1, 2014, the portfolio will be renamed Transamerica Torray Concentrated Growth VP and the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) concerning the portfolio:

INVESTMENT OBJECTIVE:

Seeks to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the portfolio’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The portfolio considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the portfolio. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the portfolio to achieve its objective.

PRINCIPAL RISKS:

The following risks are deleted from the “Principal Risks” section:

•	Currency – The value of the portfolio’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

The following risks are added to the “Principal Risks” section:

•	Focused Investing – To the extent the portfolio invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

SUB-ADVISER:

Torray LLC was founded in 2006. Through its predecessor entities, Torray LLC has been a registered investment adviser since 1972. As of December 31, 2013, Torray LLC has approximately $624 million in total assets under management. The sub-adviser’s principal business address is 7501 Wisconsin Avenue, Suite 750W, Bethesda, MD 20814.

PORTFOLIO MANAGER:

Name	Sub-Adviser	Positions Over Past Five Years
Nicholas C. Haffenreffer	Torray LLC

Portfolio Manager of the portfolio since 2014;

Portfolio Manager of The Torray Resolute Fund since 2010; Principal of Torray LLC since 2010;

President of Resolute Capital Management LLC (1998 to 2010).

ADVISORY FEES:

Effective on or about May 1, 2014, TAM will receive compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the portfolio’s average daily net assets):

First $650 million	0.65%
Over $650 million up to $1.15 billion	0.63%
Over $1.15 billion	0.575%

* * *

Transamerica Hanlon Income VP

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Hanlon Income VP (the “Target Portfolio”) would be acquired, and its liabilities would be assumed, by Transamerica BlackRock Tactical Allocation VP (the “Acquiring Portfolio”) in exchange for shares of the Acquiring Portfolio. The Target Portfolio would then be liquidated, and shares of the Acquiring Portfolio would be distributed to Target Portfolio shareholders.

Under the reorganization, Target Portfolio shareholders would receive shares of the Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio shareholders as a result of the reorganization.

The reorganization does not require shareholder approval but is subject to the satisfaction of certain conditions. An information statement describing the reorganization will be mailed to shareholders of the Target Portfolio in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is expected to occur on or about May 1, 2014. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

* * *

Investors Should Retain this Supplement for Future Reference

January 29, 2014